THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT- 2

Supplement dated September 20, 2019 to the Currently Effective Prospectus

The section of the Prospectus entitled “Management—Advisory Arrangements” is hereby amended by including the following additional disclosure:

On September 16, 2019, PGIM Investments LLC (PGIM Investments), the investment manager for The Prudential Variable Contract Account-2 (VCA 2), reached a settlement with the SEC relating to certain former securities lending and foreign tax reclaim practices.  PGIM Investments self-reported the practices to the SEC, revised its procedures, and made restitution payments to the impacted funds.  As part of the settlement, PGIM Investments agreed to pay to the SEC disgorgement of fees and a civil penalty.  PGIM Investments and VCA 2 have enhanced their securities lending and foreign tax reclaim policies and procedures to address the SEC’s findings.  The settlement does not affect PGIM Investments’ ability to manage VCA 2.